                                                                      EXHIBIT 24
                                                                      ----------



                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ LESLIE H. WEXNER
                                --------------------
                                Leslie H. Wexner

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ KENNETH B. GILMAN
                                ---------------------
                                Kenneth B. Gilman

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ ROGER D. BLACKWELL
                                ----------------------
                                Roger D. Blackwell

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ CYNTHIA D. FEDUS
                                --------------------
                                Cynthia D. Fedus

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ E. GORDON GEE
                                -----------------
                                E. Gordon Gee

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ GRACE A. NICHOLS
                                --------------------
                                Grace A. Nichols

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ BETH M. PRITCHARD
                                ---------------------
                                Beth M. Pritchard

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ DONALD B. SHACKELFORD
                                -------------------------
                                Donald B. Shackelford

                               POWER OF ATTORNEY
                           OFFICERS AND DIRECTORS OF
                             INTIMATE BRANDS, INC.



     The undersigned officer and/or director of Intimate Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1996 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


       EXECUTED as of the 24th day of January, 1997.



                                /s/ ALEX SHUMATE
                                --------------------
                                Alex Shumate